UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2022

METAVESCO, INC.

(Exact name of registrant as specified in its charter)

Nevada	811-08387	54-1694665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 Peachtree Pkwy, Suite 4245

Cumming, GA 30041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 341-5898

Waterside Capital Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2022, Metavesco, Inc. (formerly known as Waterside Capital Corporation) (the “Company”) issued to Ryan Schadel, Chief Executive Officer, sole director and majority stockholder of the Company, a demand promissory note in the aggregate principal amount of $40,000 (the “June 29 Note”).

The June 29 Note bears interest at a rate of 0.01% per annum and matures on June 29, 2023. Any amount of principal or interest on the June 29 Note which is not paid when due will bear interest at a rate of 12% per annum. The Company may prepay all or any portion of the June 29 Note at any time without penalty.

The foregoing description of the June 29 Note does not purport to be complete and is qualified in its entirety by reference to the June 29 Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above regarding the June 29 Note is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K filed on December 21, 2021 by the Company with the Securities and Exchange Commission on December 17, 2021, Ryan Schadel, the holder of 69.7% of the voting power of the Company’s issued and outstanding capital stock, acting by written consent, approved an amendment to the Company’s Amended and Restated Articles of Incorporation (the “A&R Articles”) that would have the effect of changing the Company’s corporate name from Waterside Capital Corporation to Metavesco, Inc. (the “Name Change”). The Name Change was also approved by the Company’s board of directors on December 17, 2021.

As previously disclosed in the Current Report on Form 8-K filed on May 24, 2022, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the A&R Articles in order to effect the Name Change for state law purposes; however, at that time, the Name Change remained subject to clearance by the Financial Industry Regulatory Authority (“FINRA”) for SEC and trading purposes. On June 3, 2022, following clearance of the Name Change by FINRA, the Company’s corporate name was changed from Waterside Capital Corporation to Metavesco, Inc. On the same date, the Company’s stock symbol was changed from WSCC to MVCO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Demand Promissory Note, dated June 29, 2022, issued by the registrant in favor of Ryan Schadel.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metavesco, Inc.

Date: July 1, 2022	By:	/s/ Ryan Schadel
Ryan Schadel
Chief Executive Officer